Exhibit 10.2.4

THIS THIRD AMENDMENT AGREEMENT is made as of the 28th day of October, 2002.

B E T W E E N:

                                 MAXXCOM INC.
                     a corporation incorporated under the
                        laws of the Province of Ontario
                                  ("Maxxcom")

                                    - and -

                                 MAXXCOM INC.
                     a corporation incorporated under the

                                    - AND -

                          MAXXCOM (NOVA SCOTIA) CORP.
                         MAXXCOM (USA) FINANCE COMPANY
                          MAXXCOM (USA) HOLDINGS INC.
                            1220777 ONTARIO LIMITED
                            1385544 ONTARIO LIMITED
                           MAXXCOM INTERACTIVE INC.
                           MACKENZIE MARKETING, INC.
                             MF+P ACQUISITION CO.
                              SMI ACQUISITION CO.
                            ACCENT ACQUISITION CO.
                              FMA ACQUISITION CO.
                              TC ACQUISITION INC.
                              ET ACQUISITION INC.
                              BZ ACQUISITION INC.
                             CHINNICI DIRECT, INC.
                           BRATSKEIR & COMPANY, INC.
                             CPB ACQUISITION INC.
                          CORMARK COMMUNICATIONS INC.
                    CAMPBELL & PARTNERS COMMUNICATIONS LTD.
                       AMBROSE CARR LINTON CARROLL INC.
                                STUDIOTYPE INC.

                                 AS GUARANTORS

                                     -AND-

                            THE BANK OF NOVA SCOTIA
                a bank to which the Bank Act (Canada) applies,
               in its capacity as administrative agent hereunder

                            AS ADMINISTRATIVE AGENT

                                     -AND-

                            THE BANK OF NOVA SCOTIA
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                      CANADIAN IMPERIAL BANK OF COMMERCE
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                               BANK OF MONTREAL
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                           THE TORONTO-DOMINION BANK
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                             ROYAL BANK OF CANADA
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                            THE BANK OF NOVA SCOTIA
                            by its Atlanta Agency,
                     in its capacity as a lender hereunder

                                    - and -

                                   CIBC INC.
 a financial institution incorporated under the laws of the State of Delaware, in its capacity as a lender hereunder

                                    - and -

                               BANK OF MONTREAL
                            by its Chicago branch,
                     in its capacity as a lender hereunder

                                    - and -

                        TORONTO DOMINION (TEXAS), INC.
            a corporation incorporated under the laws of Delaware,
                     in its capacity as a lender hereunder

                                    - and -

                             ROYAL BANK OF CANADA
               by its Grand Cayman (North America No. 1) Branch,
                     in its capacity as a lender hereunder

                                  AS LENDERS

RECITALS:

A. The Borrowers, certain of the Guarantors, the Agent and the Lenders are parties to a Second Amended and Restated Credit Agreement dated as of 11 July 2001, as amended by a first amendment agreement made as of 31 March 2002 and as further amended by a second amendment agreement made as of 30 June 2002 (the "Credit Agreement").

B.       Maxxcom has requested that the Lenders:

            (a) amend the financial covenants in the Credit Agreement relating to the Senior Debt Ratio and the Total Debt Ratio from and after the fiscal quarter ending 31 December 2002;

            (b) amend certain provisions of the Credit Agreement to exclude the effect of certain one-time restructuring costs incurred in 2002 relating to Maxxcom's restructuring plan from and after the fiscal quarter ending 31 December 2002;

            (c) exclude the results of operations for Cormark Communications Inc. for the purpose of calculating the financial covenants in the Credit Agreement from and after the fiscal quarter ending 31 December 2002;

            (d) permit the funding of Minority Acquisitions under the Credit Agreement of up to Cdn. $5,000,000 annually and to include the EBITDA or Qualifying Income resulting from such Minority Acquisitions on a pro forma basis for the purpose of calculating the financial covenants in the Credit Agreement, from and after the fiscal quarter ending 31 December 2002; and

            (e) amend certain provisions of the Credit Agreement to exclude the effect of certain one-time restructuring costs incurred in 2003 relating to the implementation of Maxxcom's restructuring plan.

C. The Lenders have agreed to such requests on the terms and conditions set forth herein and the parties are entering into this Third Amendment Agreement to give effect thereto and to make the other changes to the Credit Agreement reflected herein.

         NOW THEREFORE in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

Section 1 - New Definition

         Section 1.1 of the Credit Agreement is amended by adding the following definitions:

         1.1.35.1          "Chinnici Transactions" means:

                           (a) the redemption by Chinnici Direct, LLC of its membership interests held by each of Margeotes/Ferititta + Partners LLC and Gruppo Chinnici, Inc. in Chinnici Direct, LLC for U.S. $1;

                           (b) the transfer of all of the assets of Chinnici Direct, LLC, valued at approximately U.S. $900,000, to CDI Acquisition Co. in consideration of the assumption by CDI Acquisition Co. of all liabilities of Chinnici Direct, LLC;

                           (c) the change of name of CDI Acquisition Co. to "Chinnici Direct, Inc."; and

                           (d) the dissolution of Chinnici Direct, LLC pursuant to the General Corporation Law of the State of Delaware.

         1.1.63.1          "e-Source Transactions" means:

                           (a) the transfer of all of the assets of e-Source Drive to Web Marketing LLC to Source Marketing LLC in consideration of the assumption by Source Marketing LLC of all liabilities of e-Source Drive to Web Marketing LLC; and

                           (b) the dissolution of e-Source Drive to Web Marketing LLC pursuant to the General Corporation Law of the State of Delaware.

         1.1.88.1          "Interfocus Transactions" means:

                           (a) the share exchange transaction to be entered into between Interfocus Group Limited and Mr. Christopher Zandonati by which Interfocus Group Limited will acquire all of the issued and outstanding shares of Interfocus Technology Group Limited not currently owned by it from Mr. Zandonati in exchange for the issuance of approximately 7,452 of its shares and the payment to Mr. Zandonati of (pound)7,000;

                           (b) the transfer of all of the assets of Interfocus Network Limited to Interfocus Technology Limited in consideration of the assumption by Interfocus Technology Limited of all of the liabilities of Interfocus Network Limited and a promissory note made by Interfocus Technology Limited to Interfocus Network Limited for the balance which is estimated to be approximately (pound)190,000 (the "ITL Promissory Note");


                           (c) Interfocus Network Limited maintaining its existence under the Companies Act 1985 (United Kingdom), but owning no assets (other than the ITL Promissory Note) and carrying on no business whatsoever;


                           (d) the transfer of all of the issued and outstanding shares of Interfocus Technology Limited from Interfocus Technology Group Limited to Interfocus Group Limited in consideration of a promissory note made by Interfocus Group Limited to Interfocus Technology Group Limited in the amount of approximately (pound)900,000;


                           (e)      the change of name of Interfocus
                                    Technology Limited to "Interfocus Networks
                                    Limited"; and


                           (f) the change of name of Interfocus Network Limited to "Interfocus Technology Limited".

         1.1.176.1 "Third Amendment Agreement" means the Third Amendment Agreement to this Agreement made as of 28 October 2002.

Section 2 - Amended Definitions

         Section 1.1.1 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.1 "Acquirecos" means MF + P Acquisition Co. (a Delaware corporation), SMI Acquisition Co. (a Delaware corporation), Accent Acquisition Co. (a Delaware corporation), FMA Acquisition Co. (a Delaware corporation), TC Acquisition Inc. (a Delaware corporation), ET Acquisition Inc. (a Delaware corporation), BZ Acquisition Inc. (a Delaware corporation), CPB Acquisition Inc. (a Delaware corporation) and each other direct or indirect Wholly-Owned Subsidiary of Maxxcom which is not an Opco and which controls or acquires an Opco from time to time and "Acquireco" means any one of them.

         Section 1.1.59 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.59 "EBITDA" means, with respect to any fiscal period and any Person, the net income of such Person determined in accordance with GAAP for such fiscal period plus or minus, to the extent deducted or added in determining such net income, without duplication:

                           (a) income taxes paid or payable or refunds received or receivable in respect of income taxes;

                           (b)    interest paid or payable or received or
                                  receivable;

                           (c)    extraordinary gains or losses;

                           (d)    amortization, depreciation and other
                                  non-cash expenses; and

                           (e)    goodwill charges net of income taxes.

                           For greater certainty, when calculating EBITDA:

                           (f) for the purposes of determining the Total Debt Ratio and the Senior Debt Ratio only:

                                  (i)       the amount of income received or
                                            receivable from Non-wholly-owned
                                            Subsidiaries shall be excluded,
                                            other than Qualifying Income,
                                            which Qualifying Income shall have
                                            the effect of increasing EBITDA,
                                            if a positive number, and to the
                                            extent that Qualifying Income is a
                                            negative number, EBITDA shall be
                                            decreased by such amount;

                                    (ii)    from and after the fiscal quarter
                                            ending 31 December 2002 in
                                            relation to any permitted Minority
                                            Acquisition completed after 30
                                            September 2002:

                                                (A)    where such permitted
                                                       Minority Acquisition
                                                       does not result in the
                                                       relevant Restricted
                                                       Party becoming a
                                                       Wholly-Owned Subsidiary
                                                       of Maxxcom, the amount
                                                       of Qualifying Income
                                                       attributable to such
                                                       Minority Acquisition to
                                                       the extent actually
                                                       received by the prior
                                                       holder of the Capital
                                                       Stock subject to such
                                                       Minority Acquisition,
                                                       shall be added to
                                                       EBITDA, if a positive
                                                       number, and be
                                                       subtracted from EBITDA,
                                                       if a negative number,
                                                       on a pro forma basis
                                                       commencing with the
                                                       three full fiscal
                                                       quarters completed
                                                       prior to the date of
                                                       the completion of such
                                                       Minority Acquisition;
                                                       and

                                                (B)    where such permitted
                                                       Minority Acquisition
                                                       results in the relevant
                                                       Restricted Party
                                                       becoming a Wholly-Owned
                                                       Subsidiary of Maxxcom
                                                       and such Restricted
                                                       Party (and all other
                                                       Restricted Parties)
                                                       have delivered security
                                                       and guarantees
                                                       analogous to the
                                                       Security required under
                                                       Section 3.1 in relation
                                                       to such newly
                                                       wholly-owned Restricted
                                                       Party, the amount of
                                                       EBITDA attributable to
                                                       such Restricted Party
                                                       shall be added to
                                                       EBITDA, if a positive
                                                       number, and be
                                                       subtracted from EBITDA,
                                                       if a negative number,
                                                       on a pro forma basis
                                                       commencing with the
                                                       three full fiscal
                                                       quarters completed
                                                       prior to the date of
                                                       the completion of such
                                                       Minority Acquisition by
                                                       which the relevant
                                                       Restricted Party became
                                                       a Wholly-Owned
                                                       Subsidiary of Maxxcom.

                           (g) for the purposes of determining the Total Debt Ratio, the Senior Debt Ratio and the Interest Coverage Ratio, there shall be excluded:

                                  (i)       the EBITDA which would otherwise
                                            be attributable to Accent
                                            Marketing Services, L.L.C.;

                                  (ii)      the EBITDA which would otherwise
                                            be attributable to any Restricted
                                            Party which has incurred
                                            Refinanced Intercorporate Debt;

                                  (iii)     the EBITDA which would otherwise
                                            be attributable to 656712 Ontario
                                            Limited after 31 March 2001 until
                                            the time that its indebtedness to
                                            The Toronto-Dominion Bank is
                                            replaced with Permitted
                                            Intercorporate Debt; and

                                  (iv)      the EBITDA which would otherwise
                                            be attributable to Cormark
                                            Communication Inc. (on a pro forma
                                            twelve month basis) from and after
                                            31 December 2002;

                           (h) for the purposes of determining the Total Debt Ratio, the Senior Debt Ratio and the Interest Coverage Ratio as at 31 March 2002, 30 June 2002, 30 September 2002 and 31 December 2002, the financial results of the Discontinued Operations shall be excluded from the calculation of EBITDA;

                           (i) for the purposes of determining the Total Debt Ratio, the Senior Debt Ratio and the Interest Coverage Ratio as at 31 March 2002, 30 June 2002 and 30 September 2002, the Restructuring Charges, to the extent deducted in determining net income in the calculation of EBITDA, shall be added to EBITDA;

                           (j) for the purposes of determining the Total Debt Ratio, the Senior Debt Ratio and the Interest Coverage Ratio as at 31 December 2002, 31 March 2003, 30 June 2003 and 30
                                  September 2003, that amount actually
                                  incurred by Maxxcom on a consolidated basis for fees, costs, expenses and charges relating to the rationalization of Maxxcom and the other Restricted Parties incurred between 1 January 2002 and 31 December 2002 not in excess of Cdn. $700,000 to the extent deducted in determining net income in the calculation of EBITDA for such period, shall be added to EBITDA; and

                           (k) for the purposes of determining the Total Debt Ratio, the Senior Debt Ratio and the Interest Coverage Ratio for each fiscal quarter of Maxxcom ending after 31 December 2002, there shall be added back to EBITDA for the relevant 12-month period ending on such fiscal quarter end that amount actually incurred by Maxxcom on a consolidated basis in such 12-month period, for fees, costs, expenses and charges relating (not in excess, in the aggregate for all relevant periods, of Cdn. $500,000) to the negotiation of the deferral of Earnout Payments required to be paid during the period from 1 January 2003 to 31 December 2003, to the extent such fees, costs, expenses and charges were deducted in determining net income in the calculation of EBITDA for such 12-month period.

         Section 1.1.74 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.74 "Foreign Opcos" means Interfocus Group Limited, Interfocus Direct Limited, Interfocus Network Limited, Interfocus Technology Group Limited (formerly known as Grange Advertising Limited), Interfocus Technology Limited (formerly known as Grange Advertising and Marketing Communications Limited) and Grange USA, Inc. and each other Person in which a Controlling Interest is directly acquired by Maxxcom from time to time or is indirectly acquired by Maxxcom from time to time in accordance with Section 1.1.126(f), none of which is an Acquireco, a CanSubco, a Finco or an Opco and "Foreign Opco" means any one of them.

         Section 1.1.79 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.79.1 "Guarantors" means Maxxcom US, Maxxcom (Nova Scotia) Corp., Maxxcom (USA) Finance Company, Maxxcom (USA) Holdings Inc., 1220777 Ontario Limited, 1385544 Ontario Limited, Maxxcom Interactive Inc., Mackenzie Marketing, Inc., MF + P Acquisition Co., SMI Acquisition Co., Accent Acquisition Co., FMA Acquisition Co., TC Acquisition Inc., ET Acquisition Inc., BZ Acquisition Inc., Chinnici Direct, Inc., Bratskeir & Company, Inc., CPB Acquisition Inc., Cormark Communications Inc., Campbell & Partners Communications Ltd., Ambrose Carr Linton Carroll Inc., Studiotype Inc. and each other Wholly-Owned Subsidiary of Maxxcom from time to time and "Guarantor" means any one of them.

         Section 1.1.118 of the Credit Agreement is deleted and replaced with the following provision:

         1.1.118 "Opcos" means Mackenzie Marketing, Inc. (a Delaware corporation), Colle & McVoy, Inc. (a Minnesota corporation), Margeotes/Ferititta + Partners LLC (a Delaware corporation), Source Marketing LLC (a New York corporation), Accent Marketing Services, L.L.C. (a Delaware corporation), Fletcher Martin Ewing LLC (a Delaware corporation), Targetcom LLC (a Delaware corporation), E-Telligence LLC (a Delaware corporation), Bang!Zoom LLC (a Delaware corporation), Bratskeir & Company, Inc. (a Delaware corporation), Chinnici Direct, Inc. (a Delaware corporation), Crispin Porter & Bogusky LLC (a Delaware corporation), Crispin Porter & Bogusky L.A., LLC (a Delaware corporation) and each other Person in which a Controlling Interest is directly or indirectly acquired by Maxxcom US from time to time which is not an Acquireco and "Opco" means any one of them.

Section 3 - Amendment to the Credit Limit

         Section 2.1(a) of the Credit Agreement is deleted and replaced with the following provision:

         2.1 (a) Upon and subject to the terms and conditions of this Agreement, the Lenders agree to continue to provide a revolving term credit for the use of the Borrowers in the amount of up to Cdn. $60,000,000 or the equivalent thereof in U.S. Dollars (as reduced from time to time in accordance with this Agreement, the "Credit Limit"). The principal amount of any Advance under the Credit which is repaid may be reborrowed from time to time, subject to the terms of this Agreement.

Section 4 - Amendment to Credit Limit Repayment

         Section 2.7(a) of the Credit Agreement is deleted and replaced with the following provision:

         2.7 (a) The Credit Limit shall be permanently reduced on the last day of each fiscal quarter of Maxxcom occurring after 30 June 2002 (each a "Mandatory Reduction Date") by the applicable amounts specified below:

                               Mandatory Reduction Dates
                             Occurring from and including                      Amount of Reduction
                  --------------------------------------------------------------------------------

                  30 September 2002 to 30 June 2003                            NIL
                  30 September 2003                                            Cdn. $1,900,000
                  31 December 2003 to 31 March 2005                            Cdn. $7,000,000



Section 5 - Amendment to Financial Covenants

(a) Section 7.2(b) of the Credit Agreement is deleted and replaced with the following provision:

         7.2      (b)      For each time period set forth below, Maxxcom
                           on a consolidated basis shall maintain a Senior
                           Debt Ratio of not more than the ratios set forth below:

                           Period                                                   Ratio
                           ------                                                   -----
                           From 1 October 2002 to 30 September 2003                 3.25 to 1.0
                           From 1 October 2003 to 31 December 2003                  3.00 to 1.0
                           From 1 January 2004 to 31 March 2004                     2.25 to 1.0
                           Thereafter                                               2.00 to 1.0

(b) Section 7.2(c) of the Credit Agreement is deleted and replaced with the following provision:

         7.2      (c)      For each time period set forth below, Maxxcom
                           on a consolidated basis shall maintain a Total Debt
                           Ratio of not more than the ratios set forth below:

                           Period                                                    Ratio
                           ------                                                    -----
                           From 1 October 2002 to 30 September 2003                  6.25 to 1.0
                           From 1 October 2003 to 31 December 2003                   6.00 to 1.0
                           From 1 January 2004 to 31 March 2004                      4.50 to 1.0
                           From 1 April 2004 to 30 June 2004                         4.25 to 1.0
                           From 1 July 2004 to 30 September 2004                     3.75 to 1.0
                           From 1 October 2004 to 31 December 2004                   3.50 to 1.0
                           Thereafter                                                3.00 to 1.0

Section 6 - Amendments to Positive Covenants

(a)      The following provision is added as Section 7.1(hh) of the Credit
Agreement:

         7.1      (hh)     use best efforts to obtain agreement to the
                           deferral of Earnout Payments required to be made by Maxxcom in respect of its fiscal year ending 31
                           December 2002 on account of any Earnout Amount under Restricted Party Purchase Agreements in order to permit compliance with the financial covenants set forth in Sections 7.2(b) and 7.2(c), as such covenants are amended by the Third Amendment
                           Agreement, and provide to the Agent on a quarterly basis a report of the initiatives undertaken in this regard, the results thereof and, forthwith after conclusion thereof, any agreements reached in that connection;

(b)      The following provision is added as Section 7.1(ii) of the Credit
Agreement:

         7.1      (ii)     cause Maxxcom to immediately issue a notice in
                           writing in accordance with Section 2.1.3 of the Mezz Debenture (a copy of which notice must be provided to the Agent as soon as possible thereafter) to elect to defer payment of the interest otherwise due and payable on the Mezz
                           Obligations from and after the fiscal quarter ending 31 December 2002 to the end of the fiscal quarter ending 31 December 2003 and to add the applicable PIK Interest (as such term is defined in the Mezz Debenture) to the Mezz Obligations on the Interest Payment Date (as such term is defined in the Mezz Debenture) for each applicable Interest
                           Period (as such term is defined in the Mezz
                           Debenture);

Section 7 - Amendment to Negative Covenant

         Section 7.4(d) of the Credit Agreement is deleted and replaced with the following provision:

         7.4      (d)     make any Investment in or acquisition of a
                           Person other than a Permitted Acquisition or an acquisition of Capital Stock of Restricted Party from a Minority Shareholder pursuant to the applicable Restricted Party Shareholder Agreement (herein, a "Minority Acquisition") or make a Permitted Acquisition or a Minority Acquisition at any time:

                           (i)      when there has occurred an Event of
                                    Default or Pending Event of Default which is continuing;

                           (ii) unless the Senior Debt Ratio has, at such time, been less than 2.25 to 1 for at least two consecutive fiscal quarters, except (i) where a Permitted Acquisition or a Minority Acquisition is funded solely from the proceeds of an issuance of equity of Maxxcom, or (ii) for Minority Acquisitions, the aggregate cash cost of which is less than Cdn. $5,000,000 in each fiscal year of Maxxcom;

                           (iii) when it has not provided an Acquisition Certificate to the Agent at least 5 days prior to entering into a definitive purchase agreement (or other legally binding purchase obligation) in respect thereof, provided that no Acquisition Certificate shall be required in the case of a Permitted Acquisition (A) under paragraphs (d) and (g) of the definition thereof, and (B) which are Permitted Non-Conforming Acquisitions described in
                                    Section 1.1.131(a);

                           (iv) when (if obligated to do so hereunder) it has not executed and delivered the Acquisition Security or demonstrated to the reasonable satisfaction of the Agent that the Acquisition Security is available to be provided concurrent with or immediately following completion of the proposed Permitted Acquisition and, if applicable, that any Follow-Up Merger can be successfully completed;

                           (v) when it has not obtained the consent of the Majority Lenders (such consent not to be unreasonably withheld) to the proposed Permitted Acquisition if the consideration payable in satisfaction of the purchase price for such acquisition (other than consideration consisting of shares of Maxxcom or any acquired entity issued on the closing of the transaction) exceeds 10% of the book value of the total consolidated assets of Maxxcom as at the date of Maxxcom's most recently completed fiscal quarter;

                           (vi) when the Investment or acquisition would not otherwise be permitted to be made under the Mezz Debenture; or

                           (vii) if, in the case of the acquisition of an American Entity, such entity would not be Solvent after giving effect to the acquisition and all related transactions;

Section 8 - Consents

         Subject to the terms and conditions hereof, the Lenders hereby consent:

         (a) for the purposes of Section 7.4(ll) of the Credit Agreement, to the amendments to the Mezz Debenture effected by the Second Amendment to Subordinated Debenture made as of 28 October 2002 between Maxxcom and the Mezz Agent;

         (b) for the purposes of Sections 7.4(i) and 7.4(j) of the Credit Agreement, to the e-Source Transactions;

         (c) for the purposes of Sections 7.4(b), 7.4(g), 7.4(i) and 7.4(n) of the Credit Agreement, to the Interfocus Transactions, subject to Section 10 of this Third Amendment Agreement; and

         (d) for the purposes of Section 7.4(g), (i), (j) and (n) of the Credit Agreement, to the Chinnici Transactions.


Section 9 - Conditions Precedent to Effectiveness of this Third Amendment
            Agreement

         This Third Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:

         (a) execution and delivery of this Third Amendment Agreement by each of the Borrowers and the Guarantors;

         (b) execution and delivery of this Third Amendment Agreement by the Lenders in accordance with Section 9.9 of the Credit Agreement;

         (c) no Event of Default or Pending Event of Default having occurred and being continuing as at the date of satisfaction of all of the foregoing conditions precedent;

         (d) the Agent having received, for the account of each of the consenting Lenders, an amendment fee equal to 1% of their respective Proportionate Shares after the Credit Limit has been reduced pursuant to this Third Amendment Agreement;

         (e) the Agent having received evidence, reasonably satisfactory to it, that the Mezz Agent and the Mezz Holders have, for the purposes of the Mezz Debenture, consented to each of the matters set forth in this Third Amendment Agreement or that such consent is not required under the Mezz Debenture and the Agent being satisfied with the other amendments to the Mezz Credit Documents made in that connection;

         (f) the Agent having received a copy of the notice required to be delivered under Section 7.1(ii) of the Credit Agreement (as amended by this Agreement);

         (g) the Agent having received the favourable opinion of Fogler, Rubinoff LLP, Ontario counsel to Maxxcom, in relation to the enforceability of this Third Amendment Agreement; and

         (a) such corporate resolutions, incumbency and other certificates of each of the Borrowers, the Guarantors and the other Restricted Parties as the Agent may reasonably request in connection with this Third Amendment Agreement and the transactions contemplated hereby.

Section 10 - Covenants regarding the e-Source Transactions and the Interfocus
             Transactions

         The Credit Agreement is amended by adding the following provision as
Section 7.1.1:

         7.1.1    Each of the Restricted Parties, as applicable, shall:

         (a)      in relation to the e-Source Transactions, deliver to the
                  Agent:

                  (i) executed copies of the documentation by which the assets of e-Source Drive to Web Marketing LLC were transferred to Source Marketing LLC and by which Source Marketing LLC assumed of all liabilities of e-Source Drive to Web Marketing LLC; and

                  (ii) documentation evidencing the dissolution of e-Source Drive to Web Marketing LLC pursuant to the General Corporation Law of the State of Delaware;

         (b) in relation to the Interfocus Transactions, deliver to the Agent:

                  (i) such acknowledgments and other documentation by the Restricted Parties as the Agent may reasonably require in order to ensure the continued validity and effectiveness of the Security following the implementation of the Interfocus Transactions;

                  (ii) all such documents and material as the Agent may require to satisfy itself that the Interfocus Transactions do not materially differ from the transactions approved under the Third Amendment Agreement;

                  (iii) written confirmation of legal counsel in the United Kingdom as to the effect of the Interfocus Transactions on any existing Security of any applicable Restricted Party together with such other Security as the Lenders may reasonably require in relation thereto;

                  (iv) completion, to the satisfaction of the Agent, of all public filings and registrations necessary to preserve, perfect or protect the Security, the enforceability thereof, the priority thereof or any filings or registrations relating thereto;

                  (v) copies of all material agreements entered into and delivered in connection with the transactions contemplated by the Interfocus Transactions;

                  (vi) receipt of the favourable opinion of legal counsel in the United Kingdom to the Restricted Parties, in form and substance satisfactory to the Agent, in relation to the enforceability of any new documentation, if any, which constitutes Security delivered in connection with the Interfocus Transactions; and

                  (vii) such corporate resolutions, incumbency and other certificates of each of the Restricted Parties as the Agent may require, in form and substance satisfactory to the Agent, in connection with the transactions contemplated by the Interfocus Transactions.

Section 11 - Authorization of amendment to the Mezz Inter-Creditor Agreement

         Each of the Lenders hereby authorizes and directs the Agent to execute and deliver the First Amendment to Mezz Inter-Creditor Agreement dated on or about the date hereof on its behalf and agrees that the Mezz Inter-Creditor Agreement, as so amended, shall be binding on it as if it was a party thereto. Each of the Lenders hereby acknowledges receipt of the First Amendment to Mezz Inter-Creditor Agreement dated on or about the date hereof.

Section 12 - Continuing Effect of Credit Agreement

         Except as amended by this Third Amendment Agreement, the Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Each of the Borrowers and the Guarantors confirms that the guarantees and Security made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the amendments and supplements to the Credit Agreement contained herein.

Section 13 - Counterparts and Facsimile

         This Third Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Third Amendment Agreement shall be deemed to be valid execution and delivery thereof.

Section 14 - Governing Law

         The parties agree that this Third Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

Section 15 - Interpretation

         Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Credit Agreement. This Third Amendment Agreement and the Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

                           [Execution Pages Follow]

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

The Bank of Nova Scotia                                        THE BANK OF NOVA SCOTIA
Scotia Capital
Corporate Banking-Industrial Products                          By:
62nd Floor                                                             -------------------------
Scotia Plaza                                                           Name:
40 King Street West                                                    Title:
Toronto, Ontario
M5W 2X6
                                                               By:
                                                                       -------------------------
Attention:              Managing Director                              Name:
Telecopier No.          (416) 866-2010                                 Title:


Canadian Imperial Bank of Commerce                             CANADIAN IMPERIAL BANK OF COMMERCE
Canadian Credit Capital Markets
BCE Place, 8th Floor
161 Bay Street                                                 By:
Toronto, Ontario                                                       -------------------------
M5J 2S8                                                                Name:
                                                                       Title


                                                               By:
                                                                       -------------------------
Attention:              Managing Director                              Name:
Telecopier No.          (416) 956-3816                                 Title


Bank of Montreal                                               BANK OF MONTREAL
Media, Telecom & Technology
Corporate & Investment Banking                                 By:
1, First Canadian Place                                                -------------------------
100 King Street West                                                   Name:
4th Floor                                                              Title:
Toronto, Ontario
M5X 1H3



Attention:              Managing Director
Telecopier No.          (416) 359-7796

Royal Bank of Canada                                           ROYAL BANK OF CANADA
13th Floor, South Tower
Royal Bank Plaza
200 Bay Street                                                 By:
Toronto, Ontario                                                       -------------------------
M5J 2J5                                                                Name:
                                                                       Title:


Attention:              Senior Manager
Telecopier No.          (416) 974-2249


The Toronto-Dominion Bank                                      THE TORONTO-DOMINION BANK
55 King Street West
8th Floor
Toronto-Dominion Bank Tower                                    By:
Toronto, Ontario                                                       -------------------------
M5K 1A2                                                                Name:
                                                                       Title:


Attention:              Vice President
Telecopier No.          (416) 944-5164


The Bank of Nova Scotia                                        THE BANK OF NOVA SCOTIA, by its Atlanta Agency
Suite 2200
600 Peachtree Street N.E.
Atlanta, Georgia                                               By:
30308                                                                  -------------------------
                                                                       Name:
                                                                       Title:

Attention:              Senior Manager
Telecopier No.          (404) 888-8998


CIBC Inc.                                                      CIBC INC.
425 Lexington Avenue
8th Floor
New York, New York                                             By:
10017                                                                  -------------------------
                                                                       Name:
                                                                       Title:
                                                               (CIBC World Markets Corp., as agent for CIBC Inc.)


Attention:              Executive Director
Telecopier No.          (212) 856-3761

Bank of Montreal, by its Chicago branch                        BANK OF MONTREAL
Media, Telecom & Technology
Asset Portfolio Group
Investment & Corporate Banking                                 By:
430 Park Avenue                                                        -------------------------
15th Floor                                                             Name:
New York, New York                                                     Title:
10022


Attention:              Managing Director
Telecopier No.          (212) 605-1648


Royal Bank of Canada,  by its Grand Cayman                     ROYAL BANK OF CANADA, by its Grand Cayman
(North  America No. 1) Branch                                  (North America No. 1) Branch
c/o New York Branch
One Liberty Plaza
165 Broadway
New York, New York                                             By:
10006-1404                                                             -------------------------
                                                                       Name:
                                                                       Title:


Attention:              Ms. Linda Joannou
Telecopier No.          (212) 428-2372
with a copy to:

Royal Bank of Canada
One Liberty Plaza
4th Floor
165 Broadway
New York, New York
10006-1404


Attention:              Mr. N.G. Millar
Telecopier No.          (212) 809-7148


Toronto Dominion (Texas), Inc.                                 TORONTO DOMINION (TEXAS), INC.
909 Fannin Street, 17th Floor
Houston, Texas                                                 By:
77010                                                                  -------------------------
                                                                       Name:
                                                                       Title:


Attention:              Vice-President
Telecopier No.          (713) 951-9921





THE BORROWERS
-------------

Maxxcom Inc.                                                   MAXXCOM INC., an Ontario corporation
45 Hazelton Avenue
Toronto, Ontario
M5R 2E3                                                        By:
                                                                       -------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer

Attention:              Chief Financial Officer
Telecopier No.          (416) 960-6093
                                                               By:
                                                                       -------------------------
                                                                       R. Dickson
                                                                       Authorized Signing Officer



Maxxcom Inc.                                                   MAXXCOM INC., a Delaware corporation
c/o 45 Hazelton Avenue
Toronto, Ontario
M5R 2E3                                                               By:
                                                                       -------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer
Attention:              President
Telecopier No.          (416) 960-6093                         By:
                                                                       -------------------------
                                                                       R. Dickson
                                                                       Authorized Signing Officer

THE GUARANTORS

c/o Maxxcom Inc.                                               MAXXCOM (NOVA SCOTIA) CORP
45 Hazelton Avenue                                             MAXXCOM (USA) FINANCE
Toronto, Ontario                                                    COMPANY
M5R 2E3                                                        MAXXCOM (USA) HOLDINGS INC.
                                                               1220777 ONTARIO LIMITED
Attention:              Chief Financial Officer                1385544 ONTARIO LIMITED
Telecopier No.          (416) 960-6093                         MAXXCOM INTERACTIVE INC.
                                                               MF+P ACQUISITION CO.
                                                               SMI ACQUISITION CO.
                                                               ACCENT ACQUISITION CO.
                                                               FMA ACQUISITION CO.


                                                               By:
                                                                       -------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer

                                                               BRATSKEIR & COMPANY, INC.
                                                               CPB ACQUISITION INC.
                                                               CORMARK COMMUNICATIONS INC.
                                                               CAMPBELL & PARTNERS
                                                                   COMMUNICATIONS LTD.
                                                               AMBROSE CARR LINTON CARROLL INC.
                                                               STUDIO TYPE INC.

                                                               By:
                                                                       -------------------------
                                                                       R. Dickson
                                                                       Authorized Signing Officer

                                                               MACKENZIE MARKETING, INC.
                                                               TC ACQUISITION INC.
                                                               CHINNICI DIRECT, INC.

                                                               By:
                                                                       -------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer

                                                               ET ACQUISITION INC.
                                                               BZ ACQUISITION INC.

                                                               By:
                                                                       -------------------------
                                                                       R. Forzley
                                                                       Authorized Signing Officer





THE AGENT
---------

The Bank of Nova Scotia                                        THE BANK OF NOVA SCOTIA,
Scotia Capital                                                 as Administrative Agent
Corporate Banking-Loan Syndications
62nd Floor                                                     By:
Scotia Plaza                                                           -------------------------
40 King Street West                                                    Name:
Toronto, Ontario                                                       Title:
M5W 2X6

                                                               By:
                                                                       -------------------------
Attention:              Managing Director                              Name:
Telecopier No.          (416) 866-3329                                 Title:
